SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K/A-1

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report(Date of Earliest Event Reported)  May 18, 1998
                                                 ---------------
                                                 (March 19, 1998)


                         TELTRONICS, INC.
                   ------------------------------
        (Exact Name of Registrant as specified in its charter)


     Delaware                   0-17893               59-2937938
     --------                   -------               ----------
 (State or other        (Commission File Number)     (IRS Employer
 jurisdiction of                                     Identification
 Incorporation)                                      Number)


    2150 Whitfield Industrial Way    Sarasota, Florida       34243-9706
    -------------------------------------------------------------------
    (Address of principal executive offices)                 (Zip code)



    Registrant's telephone number, including area code:   (941) 753-5000
    --------------------------------------------------------------------

     The above Registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K dated March 19, 1998 as set forth in the pages attached hereto:

          Item 7.   Financial Statements, Pro Forma Financial
                    Information and Exhibits.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Business Acquired - Not applicable.
        (b)    Pro Forma Financial Information.

               (1) The consolidated balance sheet as of March 31, 1998 as reported on Form 10-Q and filed on May 6, 1998 is incorporated by reference. The statements should be read in conjunction with the financial statements and related notes included in the Company's Form 10-Q for the quarter ended March 31, 1998 (unaudited).

               (2) Pro forma consolidated statement of operations for the year ended December 31, 1997.

               (3) Pro forma consolidated statement of operations for the three month period ended March 31, 1998 (unaudited).

        (c)    Exhibits - None





        The following selected pro forma consolidated financial data are unaudited. The pro forma consolidated statement of operations data for the year ended December 31, 1997 is based upon the historical statement of operations of the Company and reflects the pro forma effects of the disposition of AT Supply, Inc. as if the disposition had occurred at the beginning of the period presented. The pro forma consolidated statement of operations data for the three months ended March 31, 1998 and the balance sheet data at March 31, 1998 are based upon the historical financial statements of the Company and also reflect the disposition of AT Supply, Inc. as if the disposition had occurred at the beginning of the period presented.

        The pro forma consolidated financial data are based upon certain assumptions and estimates and are not necessarily indicative of the results which would actually have been attained if the transaction had been consummated at the beginning of the indicated periods or as of the date specific, or which may be attained in the future.

        The pro forma consolidated financial data should be read in conjunction with the consolidated financial statements and related notes thereto as presented in the Company's annual report on Form 10-KSB for the year ended December 31, 1997 and its quarterly report on Form 10-Q for the period ended March 31, 1998.

                           Item 7(b) 2

               TELTRONICS, INC. AND AT SUPPLY, INC.
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                  Year Ending December 31, 1997

                                                    Less
                                                  Pro Forma
                                  Historical    Adjustments (1)   Pro Forma
                                  ----------    ---------------   ---------

Net Sales                         $34,673,407   $ 9,292,363       $25,381,044

Cost of goods sold                 23,647,743     7,773,061        15,874,682
                                  -----------   -----------       -----------
Gross profit                       11,025,664     1,519,302         9,506,362
                                  -----------   -----------       -----------
Operating expenses:
  General and administrative        4,872,743     1,571,469         3,301,274
  Sales and marketing               4,809,949       106,461         4,703,488
  Research and development          2,428,234             0         2,428,234
                                  -----------   -----------       -----------
                                   12,110,926     1,677,930        10,432,996
                                  -----------   -----------       -----------
Loss from operations               (1,085,262)     (158,628)         (926,634)
                                  -----------   -----------       -----------
Other income (expense):
  Interest                         (1,110,530)     (232,254)         (878,276)
  Financing                          (135,793)            0          (135,793)
  Litigation costs                   (189,645)     (189,645)                0
  Other                                33,850       (27,473)           61,323
                                  -----------   -----------       -----------
                                   (1,402,118)     (449,372)         (952,746)
                                  -----------   -----------       -----------
Loss before provision for
  income taxes                     (2,487,380)     (608,000)       (1,879,380)

Income tax expense                          0             0                 0
                                  -----------   -----------       -----------

Net loss                          $(2,487,380)  $  (608,000)      $(1,879,380)
                                  ===========   ===========       ===========
Net loss per share (basic
  and diluted)                    $      (.74)                    $      (.56)
                                  ===========                     ===========
Average number of common
shares outstanding:                 3,382,223                       3,382,223


    See Notes to Selected Pro Forma Consolidated Financial Data (Unaudited).

                           Item 7(b) 3

               TELTRONICS, INC. AND AT SUPPLY, INC.
    PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

             Three Month Period Ended March 31, 1998

                                                    Less
                                                  Pro Forma
                                  Historical    Adjustments (2)    Pro Forma
                                  ----------    ---------------    --------
Net Sales                         $ 6,639,522   $ 1,278,259        $ 5,361,263

Cost of goods sold                  4,115,372     1,045,029          3,070,343
                                  -----------   -----------        -----------

Gross profit                        2,524,150       233,230          2,290,920
                                  -----------   -----------        -----------

Operating expenses:
  General and administrative          992,897       176,789            816,108
  Sales and marketing               1,202,826        10,953          1,191,873
  Research and development            652,379             0            652,379
                                  -----------   -----------        -----------
                                    2,848,102       187,742          2,660,360
                                  -----------   -----------        -----------
Income (loss) from operations        (323,952)       45,488           (369,440)
                                  -----------   -----------        -----------
Other income (expense):
  Interest                           (236,627)      (31,764)          (204,863)
  Financing                           (64,218)            0            (64,218)
  Litigation costs                     (4,096)       (4,096)                 0
  Gain on disposition of
    AT Supply                       1,148,250     1,148,250  (3)             0
  Other                                19,833             0             19,833
                                  -----------   -----------        -----------
                                      863,142     1,112,390           (249,248)
                                  -----------   -----------        -----------

Income (loss) from operations
  before income taxes                 539,190     1,157,878           (618,688)

Income tax expense                          0             0                  0
                                  -----------   -----------        -----------
Net income (loss)                 $   539,190   $ 1,157,878        $  (618,688)
                                  ===========   ===========        ===========
Income (loss) per share:
  Basic                           $       .15                      $      (.18)
  Diluted                         $       .15                      $      (.18)

Average number of common
shares outstanding:
  Basic                             3,415,513                        3,415,513
  Diluted                           3,487,870                        3,487,870

   See Notes to Selected Pro Forma Consolidated Financial Data (Unaudited).

               TELTRONICS, INC. AND AT SUPPLY, INC.

                        NOTES TO SELECTED
          PRO FORMA CONSOLIDATED FINANCIAL DATA (Unaudited)


(1) Reflects the results of operations for AT Supply, Inc. for the year ended December 31, 1997 assuming the disposition of AT Supply, Inc. occurred on January 1, 1997.

(2) Reflects the results of operations for AT Supply, Inc. for the three months ended March 31, 1998 assuming the disposition of AT Supply, Inc. occurred on January 1, 1998.

(3) Reflects the elimination of the gain recognized by Teltronics, Inc., resulting from the disposition of AT Supply, Inc.


These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred or may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the audited consolidated financial statements and accompanying notes of Teltronics included in its annual report on Form 10-KSB for the year ended December 31, 1997.

                            SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Teltronics, Inc.
                               (Registrant)


May 18, 1998                   By:  Ewen R. Cameron
                                    President and CEO

                               By:  Mark E. Scott
                                    Vice President of Finance and
                                    Chief Accounting Officer